UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2009

RACKABLE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

46600 Landing Parkway

Fremont, CA 94538

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 933-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Background

On May 8, 2009, Rackable Systems, Inc. (“Rackable Systems”), a Delaware corporation, completed its acquisition of substantially all the assets of Silicon Graphics, Inc., a Delaware corporation (“Old-SGI”), including Old-SGI’s non-U.S. subsidiaries and operations, other than certain assets unrelated to the ongoing business in accordance with the terms of an Asset Purchase Agreement dated March 31, 2009, as amended on April 30, 2009 (as amended, the “Agreement”). The Agreement was made and entered into by and among Rackable Systems, Old-SGI and certain Old-SGI subsidiaries. The Agreement has been approved by the respective boards of directors of Rackable Systems and Old-SGI.

Under the terms of the Agreement, Rackable Systems’ wholly-owned subsidiary, Silicon Graphics International, Inc. (“New-SGI”) acquired the assets for a purchase price of approximately $42.5 million in cash.

The Agreement is filed as Exhibits 2.1 and 2.2 hereto, and the above description of the material terms of the Agreement is qualified in its entirety by the Agreement as so filed.

Material SGI Agreements

Upon the completion of the acquisition of the assets (and the related assumption of liabilities), Old-SGI assigned and Rackable Systems through its subsidiary, New-SGI, assumed the following Old-SGI material agreement and such Old-SGI agreement became a material agreement of Rackable Systems’s subsidiary, New-SGI: Bill of Sale, dated February 14, 2008, (the “Bill of Sale”) by and among Old-SGI, LB I Group, Inc., as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined below), and, solely for the purposes of paragraph 4 thereof, Oak Investment Partners XI, Limited Partnership, LB I Group, Inc., Wasatch Partners II, LLC, Wasatch Venture Fund III, LLC, Dallin Bagley and Bryce Panzer (the “Secured Parties”).

Pursuant to the Bill of Sale, Old-SGI purchased certain assets formerly owned by Linux Networx, Inc., a Delaware corporation (“LXNI”), from the Collateral Agent. These assets included LXNI’s system management software products, intellectual property and intellectual property rights and were acquired by the Collateral Agent through a non-judicial foreclosure on behalf of the Secured Parties in partial satisfaction of indebtedness owed by LXNI to the Secured Parties. As consideration for the sale of assets, Old-SGI issued 390,000 shares of Old-SGI’s common stock to the Secured Parties on February 14, 2008. In addition, Old-SGI assumed liabilities associated with the purchased assets, including the obligation to provide certain services and support to LXNI’s then existing customers.

Rackable Systems, directly or through its subsidiary, New-SGI, assumed no obligations to issue any shares to the Secured Parties under the Bill of Sale.

The foregoing is merely a summary of the terms of, and is qualified in its entirety by reference to, the full version of the Bill of Sale attached hereto as Exhibit 10.1.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 under the Section entitled “Background” of this Current Report on Form 8-K is incorporated herein by reference. The full text of the Agreement, as amended, is attached hereto as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Principal Accounting Officer

On May 8, 2009, Jonathan Skoglund, the Principal Accounting Officer of Rackable Systems, voluntarily terminated his employment with Rackable Systems effective on or about June 8, 2009. Mr. Skoglund will cease to be the Principal Accounting Officer of Rackable Systems as of May 14, 2009.

Appointment of Principal Accounting Officer

On May 14, 2009 the Board of Directors of Rackable Systems appointed Tim Pebworth as Rackable System’s Vice President, Corporate Controller and Chief Accounting Officer.

Tim Pebworth, 43, joined Rackable Systems on May 9, 2009. Prior to joining Rackable Systems, Mr. Pebworth was the Vice President, Corporate Controller and Chief Accounting Officer for Silicon Graphics, Incorporated from May 2008 to May 2009. Mr. Pebworth served as the Chief Financial Officer of 24/7 Customer, Inc. from April 2007 to April 2008 and as the Corporate Controller from April 2005 to March 2007. From December 2002 to March 2005, Mr. Pebworth was a Senior Finance Manager at Intel Corporation serving in the Technology Manufacturing Group overseeing Microprocessor, Chipset and Flash costing and inventory. Prior to leaving Intel in April 2005, and while still serving in his capacity in the Technology Manufacturing Group, Mr. Pebworth was promoted to a Controller position. Mr. Pebworth received his BA from Ambassador University in Pasadena, California and his MBA from the Peter F. Drucker Graduate School of Management (now known as the Peter F. Drucker and Masatoshi Ito Graduate School of Management), Claremont Graduate University, in Claremont, California. Mr. Pebworth is licensed by the Washington State Board of Accountancy as a Certified Public Accountant and is designated a Certified Management Accountant by the Institute of Management Accountants.

Pursuant to the terms of Mr. Pebworth’s employment agreement, Rackable Systems has agreed to pay Mr. Pebworth an annual base salary of $205,000. In addition, Mr. Pebworth will be entitled to receive a quarterly bonus of up to $15,375 based on Mr. Pebworth’s performance and Rackable Systems’ performance with respect to applicable performance targets to be set by Rackable Systems.

Compensation Arrangements with Named Executive Officers

On May 14, 2009, the Compensation Committee of the Board of Directors of Rackable Systems determined to reduce the base salary of Rackable Systems’ executive officers effective immediately. Such compensation reduction will also affect the following named executive officers in the manner set forth next to such officer’s name:

Name of Officer	Percentage (%) of base salary being reduced:
Mark Barrenechea	10%
Giovanni Coglitore	10%
Jim Wheat	10%
Maurice Leibenstern	10%
David Yoffie	10%

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statement of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than July 24, 2009.

(b)	Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than July 24, 2009.

(d)	Exhibits.

Exhibit Number	Description

2.1(1)	Asset Purchase Agreement dated as of March 31, 2009, by and among Silicon Graphics, Inc., the subsidiaries of Silicon Graphics, Inc. listed on Schedule I thereto, and Rackable Systems, Inc.

2.2(2)	Amendment to Asset Purchase Agreement, dated as of March 31, 2009, by and among Silicon Graphics, Inc., the subsidiaries of Silicon Graphics, Inc. listed on Schedule I thereto, and Rackable Systems, Inc, dated as of April 30, 2009*

10.1(3)	Bill of Sale, made as of February 14, 2008, by Silicon Graphics, Inc. and LB I Group, Inc., as Collateral Agent for Certain Secured Parties

10.2	Offer Letter, made by Rackable Systems, Inc. to Tim Pebworth, dated May 1, 2009

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Rackable undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

(1)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Rackable Systems’ Form 8-K, filed April 1, 2009, File No. 000-51333.

(2)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Rackable Systems’ Form 8-K, filed May 5, 2009, File No. 000-51333.

(3)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Old-SGI’s Form 8-K, filed February 15, 2008, File No. 001-10441.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RACKABLE SYSTEMS, INC.

Dated: May 14, 2009	By:	/s/ Maurice Leibenstern
Maurice Leibenstern
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1(1)	Asset Purchase Agreement dated as of March 31, 2009, by and among Silicon Graphics, Inc., the subsidiaries of Silicon Graphics, Inc. listed on Schedule I thereto, and Rackable Systems, Inc.

2.2(2)	Amendment to Asset Purchase Agreement, dated as of March 31, 2009, by and among Silicon Graphics, Inc., the subsidiaries of Silicon Graphics, Inc. listed on Schedule I thereto, and Rackable Systems, Inc, dated as of April 30, 2009*

10.1(3)	Bill of Sale, made as of February 14, 2008, by Silicon Graphics, Inc. and LB I Group, Inc., as Collateral Agent for Certain Secured Parties

10.2	Offer Letter, made by Rackable Systems, Inc. to Tim Pebworth, dated May 1, 2009

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Rackable undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

(1)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Rackable Systems’ Form 8-K, filed April 1, 2009, File No. 000-51333.

(2)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Rackable Systems’ Form 8-K, filed May 5, 2009, File No. 000-51333.

(3)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Old-SGI’s Form 8-K, filed February 15, 2008, File No. 001-10441.